UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

November 16, 2005

INTEGRATED PHARMACEUTICALS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER 000-50960

Integrated Pharmaceuticals, Inc.
(Exact name of small business issuer in its charter)

Idaho	04-3413196
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

310 Authority Drive
Fitchburg, MA 01420
(Address of principal executive offices) (Zip Code)

(978) 696-0020
(Issuer's telephone number, including area code)

NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for statements of historical fact, certain information described in this document contains “forward-looking statements” that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will" and "would" or similar words. You should read the statements that contain these words carefully because these statements discuss our future expectations, contain projections of our future results of operations or of our financial position or state other "forward-looking" information. Integrated Pharmaceuticals, Inc. believes that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control. The factors listed below in the section captioned "Risk Factors," within the section “Description of Business” as well as any cautionary language in this Form, provide examples of risks, uncertainties and events that may cause our actual results and achievements expressed or implied to differ materially from the expectations we described in our forward-looking statements. Integrated Pharmaceuticals, Inc. believes that before you invest in our common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this Form could have a material adverse effect on our business, results of operations and financial position.

ITEM 7.01. Regulation FD Disclosure

Integrated Pharmaceuticals, Inc. (the "Company") intends to provide prospective investors a private placement memorandum containing the following statements:

IntePharm has developed a patent pending proprietary calcium delivery system which delivers soluble calcium into soft drinks, coffee, tea, soup, dehydrated sauces and beverages. IntePharm has received its first purchase order for this type of product and is working with several other potential customers for the introduction of its unique Calcium delivery based product. The Company believes that its calcium product has the potential to sell to several stores by Q1, 2006.

IntePharm has developed a patent pending process to manufacture a popular dairy product to deliver more nutritional values in a less expensive and better way. IntePharm is actively surveying the market to work with several marketing partners for the product. IntePharm expects to market the product in Q3, 2006.

IntePharm needs $750,000 for:

•  Expansion of internal marketing and sales operations and fund the current operations.
•  Rolling out the new calcium product.
•  Maintain company’s reporting status with SEC.
•  Expansion and maintenance of company’s intellectual property portfolio

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED PHARMACEUTICALS, INC.

DATE: November 16, 2005	By: /s/ Chinmay Chatterjee
Chinmay Chatterjee
President and Chief Executive Officer